UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reportedly): December 24, 2008

                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

      Florida                            2-11102                    59-1564329
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01 Regulation FD

     On December 23, 2008 The Commpany received correspondence from the NASDAQ Stock Market stating that they had recently extended its suspension of the Bid Price and Market Value of Publicly Held Shares requirements. Enforcement of these rules is currently scheduled to resume on April 20, 2009.

     Prior to the resumption of these rules, NASDAQ indicated thet they will contact the Company, stating the number of calendar days remaining in its compliance period and the specific date by which the Cmpany needs to achieve compliance.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 24, 2008
                                      Ocean Bio-Chem, Inc.


                                      /s/ Jeffrey S. Barocas
                                      Jeffrey S. Barocas
                                      Vice President - Finance and
                                      Chief Financial Officer